UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2021

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CUSTOMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

__________________

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Reading Avenue West Reading PA 19611
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2021, Customers Bancorp, Inc. (the “Company”) completed an underwritten public offering of $100,000,000 in aggregate principal amount of its 2.875% Fixed-to-Floating Rate Senior Notes due 2031 (the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated as of August 3, 2021, among the Company, Customers Bank, the Company’s wholly owned banking subsidiary (the “Bank”) and Keefe, Bruyette & Woods, Inc., as representative of the underwriters (the “Underwriters”) named therein. The price to the public was 100% of the principal amount of the Notes.

The Company estimates the net proceeds from the sale of the Notes, after deducting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $98,650,000. The Company intends to use the net proceeds from the offering to fund the redemption of all of the Company's outstanding Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C and all of the Company's outstanding Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D. The Company intends to use any remaining proceeds following the redemptions for general corporate purposes, which may include working capital, repaying indebtedness and providing capital to the Bank. The amounts the Company actually expends for any purpose may vary significantly depending upon numerous factors, including assessments of potential market opportunities and competitive developments.

The offering of the Notes was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333-239305) previously filed by the Company with the Securities and Exchange Commission (the "SEC"), including the prospectus contained therein, the preliminary prospectus supplement dated August 3, 2021 and final prospectus supplement dated August 3, 2021 filed by the Company with the SEC relating to the offering of the Notes. Any offer or sale of the Notes will be made only by means of a prospectus supplement relating to the offering and the accompanying prospectus.

The Company and the Bank made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Bank and the registration statement, prospectus, prospectus supplement and other documents and filings relating to the offering of the Notes. In addition, the Company and the Bank have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing summary description of the Underwriting Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company issued the Notes pursuant to an Indenture dated July 30, 2013 (the “Base Indenture”), entered into with Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Fourth Supplemental Indenture relating to the Notes between the Company and the Trustee dated August 6, 2021 (the “Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”). The terms of the Notes are set forth in the Indenture.

The Notes are the senior unsecured obligations of the Company and will rank equally with all of the Company’s existing and future unsecured senior indebtedness, will be effectively subordinated to any of the Company’s secured indebtedness, structurally subordinated to the existing and future indebtedness and any preferred equity of the Company’s subsidiaries and senior in right of payment to any of the Company’s existing or future obligations that are by their terms expressly subordinated or junior in right of payment to the Notes. The Notes will be obligations of Customers Bancorp, Inc. only and will not be obligations of, and will not be guaranteed by, any of the Company's subsidiaries, including the Bank.

The Notes will bear interest from and including August 6, 2021 to but excluding August 15, 2026, at a fixed rate of 2.875% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2022. From and including August 15, 2026 to but excluding the maturity date or earlier redemption date, the interest rate will reset quarterly at an annual floating rate equal to a benchmark rate (which is expected to be Three-Month Term SOFR (as defined in the Notes)) plus 235 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2026. Notwithstanding the foregoing, if the benchmark is less than zero, the benchmark rate shall be deemed to be zero.

The Notes are redeemable, at the Company's option, beginning on August 15, 2026, and on any interest payment date thereafter, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption. The Notes will not be subject to repayment at the option of the holder at any time prior to maturity.

The Indenture contains several covenants which, among other things, limit the Company’s and any material subsidiary’s (as defined below) ability to sell or otherwise dispose of certain of such material subsidiary’s equity securities or incur debt secured by certain of such material subsidiary’s equity securities, and, in addition, limits such material subsidiary’s ability to issue certain of its equity securities and its ability to merge, consolidate or take similar actions. A “material subsidiary” means the Bank or any successor thereof, or any of the Company’s subsidiaries that is a depository institution and that has consolidated assets equal to 30% or more of the Company’s consolidated assets. The Indenture also contains a number of other customary terms, covenants and events of default. These and other provisions in the Indenture are subject to a number of exceptions, qualifications and limitations.

The foregoing summary description of the Indenture and the Notes is qualified in its entirety by the terms of the Supplemental Indenture and the form of Note, copies of which are filed as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the opinion of Stradley Ronon Stevens & Young, LLP relating to the Notes is attached as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01	Other Events.

On August 6, 2021, the Company issued a press release regarding the closing of its underwritten public offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 3, 2021, by and between Customers Bancorp, Inc. and Keefe, Bruyette & Woods, Inc.
4.1	Fourth Supplemental Indenture dated as of August 6, 2021 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.2	Form of 2.875% Fixed-to-Floating Rate Senior Note (included in Exhibit 4.1).

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

99.1	Press Release dated August 6, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC. By: /s/ Carla A. Leibold Name: Carla A. Leibold Title: Executive Vice President - Chief Financial Officer

Date: August 6, 2021